NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund
Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)
BlackRock NVIT Equity Dividend Fund
DoubleLine NVIT Total Return Tactical Fund
Federated NVIT High Income Bond Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Bond Index Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
NVIT Emerging Markets Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT International Equity Fund
NVIT International Index Fund

NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)
NVIT Mid Cap Index Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Small Cap Index Fund
NVIT Wells Fargo Discovery Fund (formerly, NVIT Multi-Manager Mid Cap Growth Fund)
Templeton NVIT International Value Fund

Supplement dated March 12, 2020
to the Statement of Additional Information (“SAI”) dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.
Neuberger Berman NVIT Socially Responsible Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on March 11, 2020 (the “Meeting”), the Board approved the termination of Neuberger Berman Investment Advisers, LLC (“Neuberger”) as the subadviser to the Fund, and the appointment of Newton Investment Management Limited (“Newton”) as the Fund’s new subadviser, effective on or about May 11, 2020 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	The Fund is renamed the “NVIT Newton Sustainable U.S. Equity Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

b.	All references to, and information regarding, Neuberger as they relate to the Fund are deleted in their entirety.

c.	All references to, and information regarding, Ingrid Dyott and Sajjad Ladiwala, CFA are deleted in their entirety.

d.	The information under the heading “Investment Restrictions” beginning on page 50 of the SAI is deleted in its entirety and replaced with the following:

The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:

●
May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●
May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

●
May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
●
May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Real Estate Fund and DoubleLine NVIT Total Return Tactical Fund:
●
May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The NVIT Government Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for NVIT Real Estate Fund:
●
May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund:
●
May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:

●
May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

Concentration Policies
The following Fund invests 25% or more of its assets in the securities of companies in the same or related industries as described below:
The NVIT Real Estate Fund:
●	Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.
●	For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.
The following are the non-fundamental operating policies of each of the Funds, except NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund, which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
●
Sell securities short (except for the NVIT Mid Cap Index Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

●
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

●
Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

●
Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund, may not:
●	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

The following are the non-fundamental operating policies of the NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
●	Make short sales of securities.
●
Purchase or otherwise acquire any other securities if, as a result, more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

●
Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

●
Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1/3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic regions. The 80 Percent Policy also applies to a Fund name suggesting that the Fund’s distributions are exempt from federal income tax or from both federal and state income tax. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
e.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 75 of the SAI:
Fund	Subadviser
NVIT Newton Sustainable U.S. Equity Fund	Newton Investment Management Limited

f.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 75–78 of the SAI:
Newton Investment Management Limited (“Newton”) located at 160 Queen Victoria St, London EC4V 4LA, United Kingdom, is a registered investment adviser and is a subsidiary of The Bank of New York Mellon Corporation.
g.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

NEWTON INVESTMENT MANAGEMENT LIMITED (“NEWTON”)

The primary tenet of Newton’s voting policy is to take active voting decisions, globally, across 100% of available voting opportunities. This may be hindered by certain practices where shares are ‘blocked’ should Newton exercise the underlying voting rights. In such instances, Newton will only exercise voting rights should the resolution not be in Newton’s clients’ best interests and where restricting Newton’s ability to trade will not risk adversely affecting the value of clients’ holdings.
Newton utilizes the administrative capabilities of a global electronic voting service provider for notification and lodgement of votes. Newton’s overarching stance on specific proxy voting matters are discussed in Newton’s publicly available responsible investment (RI) policies and principles document, which is approved by Newton’s responsible and ethical investment oversight group. Newton’s head of governance and stewardship is responsible for the decision-making process of the RI team when reviewing meeting resolutions for contentious issues. Newton does not maintain a strict proxy voting policy. Instead, Newton prefers to take into account a company's individual circumstances, Newton’s investment rationale and any engagement activities together with relevant governing laws, guidelines and best practices.
Contentious issues may be referred to the appropriate analyst for comment and, where relevant, Newton may confer with the company or other interested parties for further clarification or to reach a compromise or to achieve a commitment from the company. Voting decisions are made by the relevant RI team member and approved by either the deputy chief investment officer or a senior investment team member (such as the head of global research).
On any potential conflicts of interest between Newton, the investee company and/or a client, the recommendations of the voting services used will take precedence. It is only in these circumstances when Newton may register an abstention given Newton’s stance of either voting in favor or against any proposed resolutions. The discipline of having to reach a position of voting in favor or against management ensures Newton does not provide confusing messages to companies.
Voting and engagement activity is reported quarterly and published on Newton’s website, usually within a month following the end of the quarter. The quarterly report includes all voting information, the rationale for all votes against management and engagement activity. Individual meetings where Newton recognizes potential conflicts of interest are reported in Newton’s publicly available RI quarterly reports.
Where Newton plans to vote against management on an issue, Newton often engages with the company in order to provide an opportunity for Newton’s concerns to be allayed. In such situations, it would not be a surprise should Newton vote against. Newton only communicates its voting intentions ahead of the meeting direct to the company and not to third parties. Newton may also advise management of how Newton has voted after the meeting should Newton consider such engagement to be successful in avoiding a repeat situation and ultimately an improvement at the company.
In line with regulatory expectations in the UK and the UK stewardship Code (Newton is a Tier 1 signatory), Newton may also discuss with other investors Newton’s concerns on a specific subject. However, in compliance with Newton’s view of regulatory requirements, when collaborating with other investors Newton does not disclose Newton’s voting decision or agree to a direction of voting.
Newton’s RI policies and principles document (available at: https://www.newtonim.com/us-institutional/special-document/responsible-investment-policies-and-principles/US) provides greater detail on Newton’s voting guidelines and procedures.

h.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of December 31, 2019)
Newton Investment Management Limited

Jeff Munroe	NVIT Newton Sustainable U.S. Equity Fund	None
Yuko Takano	NVIT Newton Sustainable U.S. Equity Fund	None
Rob Stewart	NVIT Newton Sustainable U.S. Equity Fund	None

i.	The following supplements the information under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:
Newton Investment Management Limited (“Newton”)
Newton’s compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Employees may be rewarded using a mix of base salary, discretionary annual cash bonus and/or participation in a long-term incentive plan (LTIP).
Additionally, in 2019, Newton launched an “LTIP for all” plan, where two deferred cash awards with respect to the 2018 compensation round were awarded to all eligible staff. The first grant has a vesting period of two years; the second and any subsequent grants will have a vesting period of three years. The awards are not shares in Newton but they are marked to market against the Newton share price.
Awards are made annually to individuals following a robust assessment of their contribution during the year, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including Newton’s investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the business, resulting in an assessment that combines feedback from each individual. This is in addition to portfolio performance analytics.
Additionally, input from the risk and compliance team on employees’ conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards, this aims to protect against excessive risk-taking and to seek to emphasize appropriate conduct/behavior.
Newton adheres to Bank of New York Mellon’s global compensation philosophy and principles including the IMEH (Investment Management Europe Holdings) remuneration framework.

j.
The following information supplements the information under subsection “Other Managed Accounts” under the heading “Appendix C -- Portfolio Managers” is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2019)
Newton Investment Management Limited
Jeff Munroe	Mutual Funds: 4 accounts, $1.73 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $2.95 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 14 accounts, $4.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Yuko Takano	Mutual Funds: 3 accounts, $624 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $377 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $3.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Rob Stewart	Mutual Funds: 3 accounts, $624 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $166 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 32 accounts, $1.52 billion total assets (1 account, $46 million total assets for which the advisory fee is based on performance)

k.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:
Newton Investment Management Limited (“Newton”)
Overview
The terms ‘Newton’ and/or “the firm” refers to Newton Investment Management Limited which is authorized and regulated by the Financial Conduct Authority (‘FCA’) and is also registered in the United States with the Securities and Exchange Commission (‘SEC’) as an investment adviser.
Whilst Newton is a subsidiary of The Bank of New York Mellon Corporation (‘BNY Mellon’), Newton operates autonomously in terms of the investment management services it provides to clients.
The following activities and services are not undertaken by Newton and, accordingly, there are no identified conflicts of interest that arise or may arise from such services and activities:
●	Investment research for external distribution;
●	Investment advice for retail clients;
●	Proprietary trading; or
●	Corporate finance.
Regulation
As required by its regulators, Newton must establish, implement and maintain effective systems and controls to identify, record, manage and, where applicable, disclose conflicts of interest, which are appropriate to the size and organization of the firm and the nature, scale and complexity of its business.
This Policy sets out those circumstances that have been identified by Newton as constituting (or potentially giving rise to) a conflict of interest which may damage the interests of its clients, together with a high-level overview of the systems and controls adopted to manage such conflicts. While complete assurance cannot be made that Newton’s systems and controls will be fully effective in every circumstance, Newton believes that all appropriate steps have been taken to manage conflicts of interest and prevent them from adversely affecting the interests of its clients.
Other potential conflicts may exist in relation to certain aspects of Newton’s business which do not entail a risk of damage to the interests of Newton’s clients. Newton believes that such conflicts are appropriately managed through appropriate committees, processes and procedures, and accordingly they are not reflected in this Policy.
In accordance with the relevant regulatory rules, Newton must take all appropriate steps to identify conflicts of interest which arise or may arise in the course of Newton carrying out regulated activities or ancillary services. Such conflicts of interest may be between:

1.	The firm (including its managers, employees, or any person directly or indirectly linked to them by control) and a client of the firm; or
2.	One client of the firm and another client.
A conflict may arise where Newton:
Is likely to make a financial gain, or avoid a financial loss, at the expense of a client;
Has an interest in the outcome of a service provided to a client, which is distinct from the client’s interest in that outcome;
Has a financial or other incentive to favor the interests of one client or group of clients over the interests of another client; or
Receives or will receive from a person other than the client an inducement (i.e. a fee or a gift or entertainment) in relation to a service provided to the client, in the form of monies, goods or services, other than the standard commission or fee for that service.
Identification, recording and management of potential conflicts of interest
The relevant regulators require firms to maintain and operate effective organizational and administrative arrangements, with a view to taking all appropriate steps to manage conflicts of interest and prevent them constituting or giving rise to a risk of damage to the interests of its clients. Where the arrangements made by Newton to manage conflicts of interest are not sufficient to ensure, with reasonable confidence, that the risk of damage to the interests of a client will be prevented, Newton must clearly disclose the following to the client before carrying out business for the client:
●	The general nature or sources of conflicts of interest, or both; and
●	The steps taken to mitigate those risks.
Where it is not possible to avoid or manage a conflict of interest, Newton may have no choice but to decline to provide the service requested.
As such, Newton maintains and regularly updates a record of the examples of services or activities it carries out in which a conflict of interest entailing a risk of damage to the interests of one or more clients has arisen or may arise.
As part of Newton’s governance framework, a number of organizational arrangements and systems and internal controls have been implemented which are designed to identify and manage potential conflicts of interest to prevent damage to the interests of its clients. The controls include, but are not limited to:
●	Governance structure, e.g. Newton Board Risk Committee, Newton Risk & Compliance Committee and Treating Customers Fairly (‘TCF’) & Conflicts of Interest Committee;
●	Senior management oversight, management information and reporting;
●	Risk-based training plan, including TCF and conflicts of interest training;
●	Employee Code of Conduct and terms and conditions of employment;
●	Order Execution Policy;
●	Order Aggregation and Allocation Procedure; and
●	Business continuity planning.
In addition to the above ‘first line of defense’ controls, conflicts of interest may be assessed by the Compliance, Risk and Internal Audit functions.
All employees are required to report to the Newton TCF & Conflicts of Interest Committee any actual or potential conflict of interest. Further, Newton maintains a list of all conflicts which constitute or may give rise to a conflict of interest entailing a risk of damage to the interests of its clients. Alongside this, the controls to manage such conflicts are also documented.

Currently, Newton does not believe it has any conflicts of interest that must be disclosed owing to ineffective organizational and administrative arrangements. The conflicts of interest described on the following pages are types of actual and potential conflicts of interest identified by Newton, together with the systems and controls in place to manage these. Further information regarding these potential conflicts, and the procedures adopted by Newton to manage conflicts, are available upon request.
Inducements – Minor non-monetary benefits
In the provision of investment services to clients, Newton may from time to time provide, accept or retain certain minor non-monetary benefits (‘Benefits’) to or from third parties. Should this occur, it may give rise to potential conflicts of interest where such Benefits could impair Newton’s obligation to act in the best interests of its clients. For example, Newton could receive Benefits which might lead it to favor certain counterparties or service providers and which could prevent it from focusing on the costs charged to clients or the quality of the associated service it receives. This could be detrimental to clients’ interests.
As part of Newton’s regulatory responsibilities and with regard to fiduciary obligations it owes to clients, it is Newton’s policy to avoid providing, accepting or retaining any fee, commission or monetary benefit to or from third parties. To further minimize the risk of conflicts, Newton has adopted various policies including an inducements policy which incorporates provisions on gifts and entertainment and which is designed to ensure any Benefits are proportionate and reasonable. However, where Benefits are provided, accepted or retained, Newton’s policies are designed to ensure that such Benefits meet regulatory obligations, and that they would enhance the service provided to clients and not impair Newton’s ability to act in the best interests of its clients. In the unlikely event that Newton receives any monetary benefit from a third party, Newton would rebate or otherwise transfer such monetary benefit received from a third party to those affected clients.
Personal trading
Actual or potential conflicts identified by Newton with a risk of damage to clients
Newton’s employees may undertake personal account dealing, including personal investments in securities or funds which they manage as part of their portfolio management duties. This may cause a conflict between Newton’s employees and its clients, as this may encourage ‘front running’ or the use of inside or confidential information for personal gain to the detriment of Newton’s clients.
Systems and controls for managing conflicts of interest
To manage this conflict, Newton has adopted a strict personal trading policy, including a minimum 60-day holding period, pre-clearance requirements for most security types (including proprietary Newton funds) and comprehensive reporting requirements in order to manage the conflict and related risks.
Policies and procedures exist to prevent all employees from insider trading, trading upon material non-public information, and disclosing confidential information. Further, employees are required to periodically attest compliance with, and understanding of, Newton’s personal trading policy.
Gifts, entertainment and inducements
Actual or potential conflicts identified by Newton with a risk of damage to clients
Newton’s employees may give or receive gifts and/or entertainment to and/or from third parties which may influence their behaviors or induce them to act in an inappropriate or unethical manner to the detriment of clients. This could prevent Newton from focusing on the appropriateness of costs charged to clients and the quality of services offered, potentially leading Newton to favor a third party over its clients.
Systems and controls for managing conflicts of interest
To manage the risks associated with gifts and entertainment, Newton has adopted various policies including anti-bribery and corruption, gifts and entertainment policies. Newton employees are also required to undertake anti-bribery and corruption training periodically.

Under these policies, Newton seeks to ensure that its employees do not offer or give, solicit or accept gifts or entertainment which are likely to conflict with the duties owed to its clients. All gifts and entertainment to third parties must be a minor non-monetary benefit and enhance the quality of service to clients. Gifts and entertainment must be declared and recorded, and, in some cases, must be pre-approved. In certain circumstances, gifts and entertainment will not be permitted. The compliance and internal audit functions conduct periodic assurance reviews to assess the control framework in place at Newton to manage the risks associated with the giving and receipt of gifts and entertainment.
Outside offices
Actual or potential conflicts identified by Newton with a risk of damage to clients
Newton’s employees may hold outside offices such as directorships, advisory board memberships, trusteeships or otherwise serve in alternative roles in an oversight capacity for other public or private companies or charities. These outside offices may create conflicts with the best interests of clients.
Systems and controls for managing conflicts of interest
Newton has controls in place so that where outside offices are held by employees, or an employee intends to hold such a position, reporting and, in many cases, pre-approval is required. In certain circumstances, such positions will not be approved. Where approval is granted, Newton’s TCF and Conflicts of Interest Committee may recommend the implementation of additional controls to effectively manage the potential conflict. In addition, directors of Newton are required to declare any conflicts of interest in accordance with their directors’ duties.
Research Payments
Actual or potential conflicts identified by Newton with a risk of damage to clients
Newton purchases external research from third-party providers. In purchasing this external research, the research could be underpriced in order to induce Newton to consume other financial services from the service provider, for example execution services.
Systems and controls for managing conflicts of interest
Payments can only be made to approved research providers. The Head of Research and the Counterparty Relationship Manager determine which external research providers are approved for each calendar year.
Any external research consumption is tracked by Newton. The external research is reviewed by the Head of Research, the Counterparty Relationship Manager and the wider investment team to ensure that the external research is valuable and Newton is paying an appropriate market price.
The Head of Research and the Counterparty Relationship Manager are able to adjust the aggregate payments to ensure that provisional payments are a reasonable reflection of the value of research consumed.
Trade allocation
Actual or potential conflicts identified by Newton with a risk of damage to clients
In some circumstances Newton may place an order which is not fully filled. This may encourage a portfolio manager to allocate the executed portion of the order to certain clients to the detriment of others.
From time to time, securities sold on behalf of one client may be suitable for purchase by another client. If Newton determines that the transaction is in the best interest of each client, Newton may execute the transaction via a trading counterparty (a ‘cross trade’). Cross trades may cause conflicts as there may be an incentive for Newton to favor one client over another.
Systems and controls for managing conflicts of interest
At Newton the centralized dealing team is responsible for the allocation of orders, in the dealing room for clients, as per Newton’s Order Aggregation and Allocation procedure. At Newton portfolio managers are not involved in the allocation of client orders post trade.

Cross trades are subject to internal policies and procedures and require approval from various senior business members. Further, cross trades will only be undertaken by Newton as permitted under applicable law or client restrictions and when in the best interests of both the purchaser and seller. To further manage conflicts, Newton does not receive fees or commissions when making these trades. The trades are also executed in the market to ensure fair and equitable treatment.
Provision of investment management services
Actual or potential conflicts identified by Newton with a risk of damage to clients
●	A risk inherit in Newton’s business is the conflict arising from the structure of Newton’s Group, i.e. BNY Mellon and its affiliates. Such conflicts could include:
●	Dealing on behalf of a client in the securities issued by any entity within the BNY Mellon Group.
●	Where BNY Mellon or an affiliate executes a trade or acts as a custodian on behalf of Newton’s client.
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Effecting transactions in units or shares in funds where Newton provides discretionary management services, or in any company which Newton (or BNY Mellon or any affiliate) is providing a service to, e.g. as the manager, operator, advisor, custodian or trustee.

●	Dealing on behalf of Newton’s client with BNY Mellon or an affiliate, including but not limited to:
●	Investing part or all of a client’s portfolio with or through an affiliate, which may lead to increasing revenues for Newton or an affiliate.
●
Arranging foreign-exchange transactions on a client’s behalf through an affiliate who acts as custodian for Newton’s client, e.g. to convert dividend payments to the base currency of the client’s portfolio.

●	Dealing with an affiliate could take place either on the basis of a recurring instruction or on an ad-hoc basis, and could take place as a result of:
●	The client instructing Newton to do so.
●	The client requesting Newton to instruct the Custodian to do so.
Newton instructing the Custodian to do so, as a result of exercising its investment discretion on behalf of a client.
Systems and controls for managing conflicts of interest
Where Newton deals with an affiliate, it must ensure that the client is not materially disadvantaged. To manage this conflict, the Compliance and Operational Risk function, as well as other areas of the business, perform actions, controls and checks to manage and reduce the risk of the conflict occurring. These include policies relating to dealing with affiliates and monitoring of trade execution. Where Newton selects the broker to effect purchases or sales of securities for client accounts, Newton may use either an affiliated or unaffiliated broker (unless otherwise restricted by an agreement, law or regulation).
Newton has counterparty selection processes in place that require the selection of counterparties to be consistent with its duties of best execution, subject to any client and regulatory prescriptions or limitations.
Side-by-side management
Actual or potential conflicts identified by Newton with a risk of damage to clients
Newton may act as an investment manager or advisor to other clients who may have similar investment objectives or investment strategies (‘side-by-side management’). Side-by-side management may mean that Newton encounters conflicts of interest with clients, or that a conflict exists between two or more clients. Conflicts could potentially arise if a portfolio manager has an incentive to favor one client or fund over another, e.g. if there is an opportunity to earn greater fees on accounts with performance-based fees (by the adoption of unsuitable levels of risk) or better execution or brokerage commissions.
Newton may concurrently provide discretionary investment management services alongside advisory services, using the same investment strategy. The provision of such advisory services means that Newton is not responsible for trade execution and therefore the clients invested via these non-discretionary relationships would not follow Newton’s own internal trade-allocation process. There may be potential for market impact which could have an effect on both sets of clients.
Employees are permitted to invest, either directly or indirectly through an intermediary vehicle, in Newton-managed funds. Where Newton manages such funds, there may be a possibility that these are managed more favorably than other funds, e.g. according to whether Newton employees invest in such respective funds.
Systems and controls for managing conflicts of interest
Newton has in place a number of controls to manage this risk, including having a centralized dealing team, and independent monitoring of portfolio risk, performance and exposure and governance oversight of the commonality of portfolios with similar investment strategies. Compliance monitoring conducts periodic assurance reviews to assess the control framework in place at Newton to manage the risks associated with side-by-side management.
Trades are executed by Newton for discretionary accounts and by third parties for advisory services, and, where there is potential for market impact, i.e. large trades, a trading strategy between Newton and the executing third party may be implemented.
Newton’s remuneration policies do not create any incentive for preferential treatment between advisory and discretionary managed clients.
The commonality of portfolios with similar investment strategies is monitored and measured on a post-trade basis by the Investment Risk Oversight Group.
Newton’s Order Allocation and Aggregation procedure sets out how orders are allocated across client portfolios.
Portfolio managers are not remunerated solely based on investment performance or revenues generated from portfolios they manage.
All employees are required to follow Newton’s strict personal trading policies which include pre-approval to  invest in and divest from proprietary funds being funds managed by Newton, BNY Mellon or any of its affiliates.
Proxy voting
Actual or potential conflicts identified by Newton with a risk of damage to clients
Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY Mellon funds or affiliate funds), the investee company and/or a client when exercising voting rights.
Systems and controls for managing conflicts of interest
When instructing proxy votes, a ‘house view’ is created by the Responsible Investment team, together with the stock sponsor (if deemed necessary), and this view is executed across all proxy voting opportunities. However, in circumstances where a potential conflict is recognized, the voting recommendation of a third-party voting service provider will be instructed. This includes any decisions on funds managed by any part of the BNY Mellon group and any proxy voting decisions related to holdings in client portfolios managed by Newton on a separate-account basis.
Operational errors
Actual or potential conflicts identified by Newton with a risk of damage to clients
Where an error occurs, e.g. too much stock is purchased for a client account, there is the potential for Newton’s interests to conflict with those of the relevant client, i.e. Newton may stand to avoid  a loss or make a gain from the error at the client’s expense.
Systems and controls for managing conflicts of interest

It is Newton’s policy that, when correcting any error, the client is at least put in the position it would have been had the error not occurred with no benefit to Newton.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Newton.

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